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                                                                   EXHIBIT 10.26


                           LOAN MODIFICATION AGREEMENT


BETWEEN: Consep, Inc. ("Consep"), whose address is 213 S.W. Columbia St., Bend, OR 97702-1013; Pacoast Inc. ("Pacoast"), whose address is 213 S.W. Columbia St., Bend, OR. 97702-1013; and Richard Hunt Inc. ("Hunt"), whose address is 2749 East Malaga Avenue, Fresno, CA. 93725.

AND: Silicon Valley Bank ("Silicon") whose address is 3003 Tasman Drive, Santa Clara, California 95054;

DATE:          June 23, 1997.

         This Loan Modification Agreement is entered into on the above date by Consep, Pacoast and Hunt (collectively, "Borrower") and Silicon.

         I. Background. Consep entered into a loan and security agreement with Silicon dated as of May 25, 1993, which has been modified since that date (as amended from time to time, the "Loan Agreement"). Capitalized terms used in this Loan Modification Agreement shall, unless otherwise defined in this Agreement, have the meaning given to such terms in the Loan Agreement.


         Silicon, Consep, Pacoast and Hunt are entering into this Agreement to state the terms and conditions of certain modifications to the Loan Agreement and the Schedule, as modified prior to the date of this Agreement.

         2.       Modifications to Loan Agreement and Schedule.

                  2.1 The Schedule to the Loan Agreement is hereby deleted and replaced by the Amended and Restated Schedule to Loan and Security Agreement attached to this Agreement.

                  2.2 Borrower acknowledges and agrees that all Obligations, including without limitation Borrower's obligation to repay amounts advanced by Silicon to Borrower on the terms of the Loan Agreement and Schedule as modified by this Loan Modification Agreement, are secured by all liens and security interests granted by any Borrower to Silicon in the Loan Agreement or by any other document or agreement.

         3. Conditions Precedent. This Loan Modification Agreement shall not take effect until Borrower delivers to Silicon a Certified Resolution of Borrower and such other documents as Silicon shall reasonably require to give effect to the terms of this Loan Modification Agreement.

         4. No Other Modifications. Except as expressly modified by this Loan Modification Agreement, the terms of the Loan Agreement, as amended prior to this date, shall remain unchanged and in full force and effect. Silicon's agreement to modify the Loan Agreement pursuant to this Loan Modification Agreement shall not obligate Silicon to make any future modifications to the Loan Agreement or any other loan document. Nothing in this Loan Modification Agreement shall constitute a satisfaction of any indebtedness of any Borrower to Silicon. It is the intention of Silicon and Borrower to retain as liable parties all makers and endorsers of the Loan Agreement or any other loan document. No maker, endorser, or guarantor shall be released by virtue of this Loan Modification Agreement. The terms of this paragraph shall apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

         5.       Representations and Warranties.

                  5.1 The Borrower represents and warrants to Silicon that the execution, delivery and performance of this Agreement are within the Borrower's corporate powers, and have been duly authorized and are not in contravention of law or the terms of the Borrower's articles of incorporation, bylaws or of



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any undertaking to which the Borrower is a party or by which it is bound.

                  5.2 The Borrower understands and agrees that in entering into this Agreement, Silicon is relying upon the Borrower's representations, warranties and agreements as set forth in the Loan Agreement and other loan documents. Borrower hereby reaffirms all representations and warranties in the Loan Agreement, all of which are true as of the date of this Agreement.


                                  BORROWER:     CONSEP, INC.

                                                By:    /s/ Volker Oakey
                                                   ------------------------
                                                Title: President

                                                PACOAST INC.

                                                By:    /s/ Volker Oakey
                                                   ------------------------
                                                Title: Vice President

                                                RICHARD HUNT INC.

                                                By:    /s/ Volker Oakey
                                                    -----------------------
                                                Title: President


                                  SILICON:SILICON VALLEY BANK

                                                By:    /s/ Ron Sherman
                                                   ------------------------
                                                Title: Vice President


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